UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2015

OMNITEK ENGINEERING CORP.
 (Exact name of Registrant as specified in its charter)

California
(State or Other Jurisdiction of Incorporation)

000-53955                                                                                 33-0984450
(Commission File Number)                                                      (IRS Employer Identification No.)

1333 Keystone Way, Suite 101, Vista, California 92081
 (Address of principal executive offices, Zip Code)

(760) 591-0089
 (Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Principal Officers; Election of Directors;
  Appointment of Principal Officers.

Appointment of New Chief Financial Officer

On July 27, 2015, the Company appointed Richard L. Miller as the Chief Financial Officer of the Company.  Mr. Miller shall receive a base salary of $85,000 and is eligible to participate in the Omnitek Employee Stock Option Plan at the discretion of the Board of Directors.

Mr. Miller, 55, has more than 16 years of financial management and accounting experience.  Prior to joining Omnitek, he served since 2010 as the controller for American Rim Supply, Inc., a privately held company based in Carlsbad, California. From 2006 to 2009 Mr. Miller served as assistant controller for Crestone Group, LLC, a Carlsbad-based commercial bakery with five manufacturing facilities. Earlier in his career from 2001 to 2006, he was a tax manager with J.H. Cohn, LLP, a regional full-service accounting firm headquartered in New Jersey.  Mr. Miller is a certified public accountant and double majored in communications and psychology, earning a Bachelor of Arts degree with honors from the University of California, Los Angeles.

Mr. Miller has no family relationship with any of the executive officers or directors of the Company.  There are no arrangements or understandings between Mr. Miller and any other person pursuant to which he was appointed Chief Financial Officer.  There have been no related party transactions in the past two years in which the Company or any of its subsidiaries was or is to be a party, in which Mr. Miller has, or will have, a direct or indirect material interest.

Item 7.01    Regulation FD Disclosure.

On July 27, 2015, the Company issued a press release announcing the hiring of Mr. Miller, as noted in Item 5.02 above. Attached as Exhibit 99.1 is the related press release.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 7.01 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise be subject to the liabilities of that section, nor is it incorporated by reference into any filing of Omnitek Engineering Corp. under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press release dated July 27, 2015 announcing certain changes in management

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omnitek Engineering Corp.

/s/ Werner Funk
Date: July 27, 2015	____________________________________
By: Werner Funk
Its: President